EXHIBIT 10.2
THIRD AMENDMENT TO
AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of May 29, 2007 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as borrower (the “Borrower”), ALLIED WASTE NORTH AMERICA, INC., as the servicer (the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC (as successor by assignment to Blue Ridge Asset Funding Corporation), as a lender (“VFCC”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent (the “Agent”) and as Liquidity Bank and as Lender Group Agent, ATLANTIC ASSET SECURITIZATION LLC, as a lender (“Atlantic Asset”) and CALYON NEW YORK BRANCH, as the Atlantic Group Agent (in such capacity, the “Atlantic Group Agent”) and as an Atlantic Liquidity Bank (in such capacity, the “Atlantic Liquidity Bank”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).
     WHEREAS, the Borrower, Servicer, VFCC, Agent, Atlantic Asset and Atlantic Group Agent have entered into that certain Amended and Restated Credit and Security Agreement, dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);
     WHEREAS, the Borrower, Servicer, VFCC, Agent, Atlantic Asset and Atlantic Group Agent desire to amend the Agreement in certain respects as hereinafter set forth;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments. The Agreement is hereby amended as follows:
     (a) Section 9.1(f) of the Agreement is hereby deleted in its entirety and replaced with the following:
     “(f) Failure of Performance Guarantor or any of its Subsidiaries other than Borrower to pay Indebtedness in excess of $50,000,000 in aggregate principal amount (hereinafter, “Material Indebtedness”) when due; or the default by Performance Guarantor or any of its Subsidiaries (other than Borrower) in the performance of any term, provision or condition contained in Article VI of the Senior Credit Agreement; or any Material Indebtedness of Performance Guarantor or any of its Subsidiaries other than Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.”
     (b) The definition of “Aggregate Commitment” in Exhibit I is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Aggregate Commitment: On any date of determination, the aggregate amount of the Liquidity Banks’ Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $300,000,000.”
     (c) Clause (xvii) of the definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby modified by inserting, at the end thereof, prior to the semi-colon, the following phrase “, for the avoidance of doubt, any Forward Billed/Weekly Serviced Receivable that satisfies all other requirements of this definition of Eligible Receivable shall be an Eligible Receivable, but no other Forward Billed Receivable shall be an Eligible Receivable”.
     (d) The definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby modified by deleting the period at the end of clause (xix) of such definition and inserting a semi-colon in lieu thereof and inserting after clause (xix) of such definition , the following:
“provided, however, on any day on which both (1) the Leverage Ratio does not exceed the applicable Leverage Ratio Trigger and (2) Liquidity equals or exceeds $80,000,000: (a) clauses (i), (ii), (iv) and (xvii) shall not apply; and (b) the following additional clauses shall apply:
(xx) the Obligor of which is (A) a corporation or other business organization, organized under the laws of the United States, Canada or any political subdivision thereof and has its chief executive office in the United States or in Canada; (B) not an Affiliate of any of the parties hereto; (C) a Commercial Obligor; (D) a Municipal Obligor; or (E) a Federal Government Obligor;
(xxi) either (A) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor or (B) such Receivable is a Monthly Forward Billed Receivable or a Forward Billed/Weekly Serviced Receivable, but no other Forward Billed Receivable shall be an Eligible Receivable.”
     (e) The definition of “Facility Termination Date” in Exhibit I is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Facility Termination Date: The earliest of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) May 27, 2008.”
     (f) Exhibit I to the Agreement is hereby modified by inserting the following definitions in their proper alphabetical order:
“Alternative Borrowing Base: On any day, an amount equal to the Borrowing Base for such day, calculated (i) without giving effect to the proviso clause following clause (xix) of the definition of Eligible Receivable and (ii) by including only 60% of the aggregate

Principal Balance of all Forward Billed/Weekly Serviced Receivables that are Eligible Receivables in the Net Pool Balance.”
“Forward Billed Receivable: Any Receivable as to which a bill or invoice for services is sent to the related Obligor prior to the rendering of the related service by the related Originator.”
“Forward Billed/Weekly Serviced Receivable: Any Monthly Forward Billed Receivable as to which the services to which such bill or invoice relates are rendered to the related Obligor on at least a weekly basis.”
“Leverage Ratio: Has the meaning given such term in that certain Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005, among Allied Waste Industries, Inc., Allied Waste North America, Inc., JPMorgan Chase Bank, N.A., Citicorp North America, Inc., and UBS Securities LLC, Credit Suisse First Boston, Acting through its Cayman Islands branch, Wachovia Bank, National Association, Deutsche Bank Trust Company Americas and Fleet National Bank, (without taking into account any modification, restatement or amendment thereto unless such modification, restatement or amendment is consented to in writing by the Agent).”
“Leverage Ratio Trigger: As of the last day of any fiscal quarter ending during any period set forth below, the ratio set forth opposite such period:

Period	Ratio
January 1, 2007 through June 30, 2007	5.00 to 1.00

July 1, 2007 through December 31, 2008	4.75 to 1.00

January 1, 2009 through June 30, 2009	4.50 to 1.00

July 1, 2009 through December 31, 2009	4.25 to 1.00

January 1, 2010 and thereafter	3.75 to 1.00”
“Liquidity: As of any date, the unused Revolving Commitments as of such date.”
“Monthly Forward Billed Receivable: Any Forward Billed Receivable as to which the related bill or invoice is for services to be rendered no later than one (1) month after the related invoice or billing date.”
“Revolving Commitment: Has the meaning given such term in that certain Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005, among Allied Waste Industries, Inc., Allied Waste North America, Inc., JPMorgan Chase Bank, N.A., Citicorp North America, Inc., and UBS Securities LLC, Credit Suisse First

Boston, Acting through its Cayman Islands branch, Wachovia Bank, National Association, Deutsche Bank Trust Company Americas and Fleet National Bank, (without taking into account any modification, restatement or amendment thereto unless such modification, restatement or amendment is consented to in writing by the Agent).”
     (g) Schedule A hereto hereby replaces the existing Schedule A to the Agreement.
     (h) Exhibit V hereto hereby replaces the existing Exhibit V to the Agreement.
     SECTION 2. Consent of Performance Guarantor. Reference is hereby made to that certain Amended and Restated Performance Undertaking, dated as of May 30, 2006, by Allied Waste Industries, Inc., (the “Performance Guarantor”) in favor of Allied Receivables Funding Incorporated. The Performance Guarantor hereby consents to this Amendment.
     SECTION 3. Effectiveness and Effect. This Amendment shall become effective as of date hereof (the “Effective Date”); provided, that each of the following conditions precedent shall have been satisfied:
     (a) This Amendment shall have been executed and delivered by a duly authorized officer of each party thereto.
     (b) The Borrower and the Servicer shall each be in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party.
     (c) No event has occurred which constitutes an Amortization Event or an Unmatured Amortization Event and the Termination Date shall not have occurred.
     SECTION 4. Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) each of the Loan Parties hereby reaffirms all representations and warranties made by it in Article V of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been restated as of the effective date of this Amendment, (ii) each of the Loan Parties hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.
     (a) The Borrower hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Borrower shall pay the reasonable legal fees and out-of pocket expenses of each of the Agent’s and the Atlantic Group Agent’s counsel, and all audit fees and due diligence costs incurred by the Agent and the Atlantic Group Agent in connection with the consummation of this Amendment.

     SECTION 5. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).
     SECTION 6. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIED RECEIVABLES FUNDING INCORPORATED, as the Borrower

By:

Name: Michael S. Burnett
Title: Treasurer

ALLIED WASTE NORTH AMERICA, INC., as the Servicer

By:

Name: Michael S. Burnett
Title: Vice President and Treasurer
[signatures continued on next page]

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Lender

By:	Wachovia Capital Markets, LLC,

as Attorney-in-Fact

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Bank, as Lender Group Agent for the Lender Group of which VFCC is a member and as Agent

By:

Name:

Title:

[signatures continued on next page]

ATLANTIC ASSET SECURITIZATION LLC, as a Lender

By:

Name:

Title:

By:

Name:

Title:

CALYON NEW YORK BRANCH, as Atlantic Group Agent and as Atlantic Liquidity Bank

By:

Name:

Title:

By:

Name:

Title:

[signatures continued on next page]

Consented to by:
ALLIED WASTE INDUSTRIES, INC.
as Performance Guarantor

By:

Name: Michael S. Burnett
Title: Senior Vice President and Treasurer

SCHEDULE A
LENDER GROUPS, LENDER GROUP AGENTS, CONDUIT LENDERS, AND LIQUIDITY BANKS
AND COMMITMENTS OF LIQUIDITY BANKS
I. VFCC Group

Conduit Lender:	Variable Funding Capital Company LLC
Lender Group Agent:	Wachovia Bank, National Association
Liquidity Banks:	Wachovia Bank, National Association
Commitment:	$150,000,000
II. Atlantic Group

Conduit Lender:	Atlantic Asset Securitization LLC
Lender Group Agent:	Calyon New York Branch
Liquidity Banks:	Calyon New York Branch
Commitment:	$150,000,000

Schedule A - 1

EXHIBIT V
FORM OF COMPLIANCE CERTIFICATE

To:	Wachovia Bank, National Association, as Agent [each Lender Group Agent]
     This Compliance Certificate is furnished pursuant to that certain Credit and Security Agreement dated as of May 30, 2006 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) among Allied Receivables Funding Incorporated (the “Borrower”), Allied Waste North America, Inc., as initial Servicer, Variable Funding Capital Company LLC, Wachovia Bank National Association, individually and as Agent, the Lenders from time to time parties thereto, the Lender Group Agents from time to time party thereto and the Liquidity Banks from time to time parties thereto.
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am the duly elected [Chief Financial Officer] of [Borrower] [Performance Guarantor].
     2. I have reviewed the terms of the [Agreement] [Performance Undertaking] and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of [Borrower] [Performance Guarantor and its Subsidiaries] during the accounting period covered by the attached financial statements.
     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes [an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement] [breach under the Performance Undertaking], during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 5 below].
     4. [With respect to the Performance Guarantor] The Performance Guarantor is in compliance with each term, provision or condition contained in Article VI of the Senior Credit Agreement.]
     [5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which [Borrower] [Performance Guarantor] has taken, is taking, or proposes to take with respect to each such condition or event: ___]

V-1

     The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of ___, 20___.

By:

Name:

Title:

V-2

SCHEDULE I TO COMPLIANCE CERTIFICATE
     A. Schedule of Compliance as of ___, ___with Section ___of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
This schedule relates to the month ended: ___

V-3